Exhibit 10.38

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH ( i )

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

This document is an English translation of a document prepared in German. In preparing this document, an attempt has been made to translate as literally as possible without jeopardizing the overall continuity of the text. Inevitably, however, differences may occur in translation and if they do, the German text will govern by law.

In this translation, German legal concepts are expressed in English terms and not in their original German terms. The concepts concerned may not be identical to concepts described by the English terms as such terms may be understood under the laws of other jurisdictions.

Lease No.: 20 – 0 3 5 1 – 1 –

22nd Amendment to the Lease of 11./12.04.2005

between	WISTA Management GmbH Rudower Chaussee 17 12489 Berlin

VAT ID No.: [***]

and	JPT Peptide Technologies GmbH Volmerstraße 5 12489 Berlin

The Lease is amended from 01.06.2020 as follows:

Extension
Building:	03.51, Volmerstraße 5-9
Premises:	1327 Office (17.82m2)
Rent office:	€9.38m2

Period:	until 31.05.2020			from 01.06.2020 extended by			from 01.06.2020 total
Rental space		1,522.87m	[2]		17.82m	[2]		1,540.69m	[2]
Rent	€	[	***]	€	[	***]	€	[	***]
monthly advances for:
Building utilities/building operating costs
- Heat supply	€	[	***]	€	[	***]	€	[	***]
- Electricity supply general	€	[	***]	€	[	***]	€	[	***]
- Water supply/sewage disposal	€	[	***]	€	[	***]	€	[	***]
- Rainwater removal	€	[	***]	€	[	***]	€	[	***]
- Refrigeration supply	€	[	***]	€	[	***]	€	[	***]
- Gas supply	€	[	***]	€	[	***]	€	[	***]
- Special media supply	€	[	***]	€	[	***]	€	[	***]
- Cleaning	€	[	***]	€	[	***]	€	[	***]
- Maintenance	€	[	***]	€	[	***]	€	[	***]
- Other	€	[	***]	€	[	***]	€	[	***]
- Infrastructure levy	€	[	***]	€	[	***]	€	[	***]
- Technical building management	€	[	***]	€	[	***]	€	[	***]
- Property tax	€	[	***]	€	[	***]	€	[	***]
Subtotal advances utilities/operating costs:	€	[	***]	€	[	***]	€	[	***]
Subtotal rent and advances utilities/OC:	€	[	***]	€	[	***]	€	[	***]
plus the relevant value-added tax in force (currently 19%)	€	[	***]	€	[	***]	€	[	***]
Total amount	€	[	***]	€	[	***]	€	[	***]

Berlin,	Berlin, 13.05.2020 [signatures]
WISTA Management GmbH	JPT Peptide Technologies GmbH

List of Rental Spaces	Appendix 1
Lessee: JPT Peptide Technologies GmbH, Volmerstraße 5

Bilingual Key

DE-EN

Geschoss – Floor

Raum-Nr. – Room No.

Nutzung – Use

Fläche – Surface area

1. OG – First floor

2. OG – Second floor

3. OG – Third floor

Büro – Office

Labor – Laboratory

Lager – Storage area büroähnlich – office-like

Summe – Total

Flächenerweiterung ab 01.06.2020 – Expansion of area from 01.06.2020

Anlage 1

Aufstellung Mietflächen

Mieter: JPT Peptide Technologies GmbH, Volmerstraße 5

Geschoss	Raum-NR.	Nutzung	Fläche (m²)
1.OG	1137	Büro	20,14
1.OG	1138	Büro	23,97
1.OG	1220	Büro	17,91
1.OG	1222	Büro	17,78
1.OG	1223	Büro	17,98
1.OG	1224	Büro	17,78
1.OG	1242	Labor	28,84
1.OG	1239	Labor	29,11
1.OG	1241	Labor	21,45
1.OG	1243	Büro	15,05
1.OG	1320	Büro	23,87
1.OG	1322	Büro	17,91
1.OG	1325	Büro	17,82
1.OG	1326	Büro	17,98
1.OG	1327	Büro	17,82
1.OG	1328	Büro	17,98
2.OG	2120	Büro	16,26
2.OG	2121	Lager	18,20
2.OG	2122	Labor	17,85
2.OG	2123	Büro	23,82
2.OG	2124	Büro	17,98
2.OG	2126	Büro	11,79
2.OG	2127	Büro	17,91
2.OG	2128	Büro	11,79
2.OG	2129	Lager	25,75
2.OG	2130	Büro	14,09
2.OG	2131	Büro	17,91
2.OG	2132	Büro	39,43
2.OG	2134	Büro	20,74
2.OG	2135	Labor	21,17
2.OG	2137	Labor	39,72
2.OG	2138	Labor	22,09
2.OG	2139	Labor	29,00
2.OG	2140	Büro	17,73
2.OG	2141	Labor	23,77
2.OG	2142	Labor	25,59
2.OG	2434	Labor	29,11
3.OG	3120	Büro	17,85
3.OG	3121	Lager	29,34
3.OG	3122	Büro	17,91
3.OG	3123	Büro	17,78
3.OG	3124	Büro	17,98
3.OG	3126	Büro	11,79
3.OG	3127	Büro	17,91
3.OG	3128	Büro	11,79
3.OG	3129	Lager	25,75
3.OG	3130	Büro	14,09
3.OG	3131	Büro	17,91
3.OG	3132	Labor	39,43
3.OG	3134	Labor	20,74
3.OG	3135	Labor	21,17
3.OG	3137	Labor	39,72
3.OG	3138	Labor	22,09
3.OG	3140	Labor	29,05
3.OG	3141	Labor	29,25
3.OG	3142	Labor	28,85
3.OG	3143	büroãhlich	13,38
3.OG	3320	Labor	17,91
3.OG	3321	Labor	17,82
3.OG	3323	Büro	30,06
3.OG	3325	Büro	24,10
3.OG	3326	Büro	17,75
3.OG	3327	Büro	17,85
3.OG	3328	Labor	23,81
3.OG	3329	Büro	11,73
3.OG	3330	Labor	23,81
3.OG	3332	Büro	17,69
3.OG	3333	Büro	17,91
3.OG	3335	Büro	15,12
3.OG	3422	Büro	36,14
3.OG	3424	Büro	22,30
3.OG	3735	Büro	17,82
		Summe	1540,69

	Flãchenerweiterung ab 01.06.2020